EXHIBIT 99.1

                                MARK COHEN C.P.A.
                           1772 East Trafalgar Circle
                               Hollywood, Fl 33020
                                (954) 922 - 6042
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March 24, 2004



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

Gentlemen:

            I have read Item 4 of Form 8-K dated March 24, 2004, of NewTech Brake Corp. and am in agreement with the statements contained in Item 4(a) therein. I have no basis to agree or disagree with other statements of the registrant contained therein.



                                                      /s/ Mark Cohen
                                                      Mark Cohen, CPA


                                 EXHIBIT 99.1-1